SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                           DENTAL CARE ALLIANCE, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                                  65-0555-126
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    (State of incorporation                       (I.R.S. Employer
       or organization)                          Identification No.)



   1343 MAIN STREET, 7TH FLOOR, SARASOTA, FLORIDA                  34236
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      (Address of principal executive offices)                  (Zip Code)


If this Form relates to the  registration  of       If this Form  relates to the  registration
a  class  of  debt  securities   pursuant  to       of a class of debt securities  pursuant to
Section  12(b)  of the  Exchange  Act  and is       Section  12(g) of the  Exchange Act and is
effective  pursuant  to  General  Instruction       effective pursuant to General  Instruction
A.(c) please check the following box.               A.(d) please check the following box.

Securities Act registration statement file number to which this form relates:

                                    333-34429
                                    ---------
                                 (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

  TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
  TO BE SO REGISTERED                         EACH CLASS IS TO BE REGISTERED
  -------------------                         -------------------------------

         None                                              None

Securities to be registered pursuant to Section 12(g) of the Act:


                          COMMON STOCK, $0.01 PAR VALUE
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                                (Title of Class)

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           Reference is made to the discussion of the Registrant's Common Stock in the section entitled "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-34429), filed with the Securities and Exchange Commission on August 27, 1997 (as amended, the "Registration Statement"), which disclosures are incorporated by reference herein.


ITEM 2.    EXHIBITS.

              1.1     Amended and Restated Articles of Incorporation*

              2.1     Amended and Restated Bylaws*

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*     These  Exhibits  are  incorporated  herein  by  reference  to the identically  numbered Exhibits to the Registration Statement.

                                    SIGNATURE


           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    DENTAL CARE ALLIANCE, INC.



                                    By: /s/ STEVEN R. MATZKIN
                                        ----------------------------------------
                                          Steven R. Matzkin
                                          President and Chief Executive Officer


Dated: October__, 1997